UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                                      August 14, 2002

SUN HEALTHCARE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-49663	85-0410612
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Sun Avenue, NE
Albuquerque, New Mexico 87109
(505) 821-3355
(Address and telephone number of Registrant)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements

None.

(b)	Pro Forma Financial Information

None.

(c)	Exhibits
99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filing dated August 13, 2002.
99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filing dated August 13, 2002.

Item 9. Regulation FD Disclosure

     On August 13, 2002, each of the Principal Executive Officer, Richard K. Matros, and Principal Financial Officer, Kevin W. Pendergest, of Sun Healthcare Group, Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. A copy of each of the sworn statements is attached hereto as Exhibits 99.1 and 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HEALTHCARE GROUP, INC.

/s/ Kevin W. Pendergest
Name: Kevin W. Pendergest
Title: Chief Financial Officer

Dated: August 14, 2002